UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22147

            Invesco India Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                 Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                                 Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-983-0903

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

October 31, 2019

PIN	Invesco India ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Global Market

The fiscal year began with global equity markets, particularly the US, declining sharply at the end of 2018 amid rising interest rates, a flattening US Treasury yield curve, signaling a possible recession, and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US and China trade issues, potential for new tariffs and slowing global economic growth. Global equity markets, particularly China, declined sharply in May 2019, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter of 2019, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

Weakening global economic data, India included, and the ongoing US and China trade conflict contributed to higher market volatility in the third quarter of 2019. During the third quarter, data released showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. In India, consumer spending declined and industrial spending shrank, while wholesale and retail inflation also rose in the third quarter. Global recession concerns caused a sharp equity sell-off in August 2019 as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold. In September 2019, both the US Federal Reserve and European Central Bank cut interest rates, providing a measure of support for risk assets. Growing optimism about a potential trade deal between the US and China also boosted equities in September. However, except for the US and Japan, performance in most regions declined during the third quarter. Uncertainty about the UK’s withdrawal from the European Union continued to weigh on UK and European equities, while political and trade issues affected areas of Latin America and Asia. In October, a decrease in exports out of India, along with a GDP forecast cut by Moody’s, weighed on equities.

Global equity markets gained in October 2019 amid several positive catalysts, including a US interest rate cut, optimism surrounding US and China trade negotiations, and a raft of upbeat corporate results. The UK equity market provided a flat return during October and while domestic politics continued to dominate the region, European markets made modest gains. October was also a positive month for emerging equity markets with all regions recording gains. Despite increased market volatility, global equity indexes, in both developed and emerging markets, ended the fiscal year in positive territory.

3

PIN	Manager’s Analysis
Invesco India ETF (PIN)

Effective after the close of markets on June 21, 2019, Invesco India ETF’s underlying index changed from Indus India Index (the “Previous Index”) to FTSE India Quality and Yield Select Index (the “Index”).

As an index fund, the Invesco India ETF (the “Portfolio”) is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Portfolio generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index. Prior to March 25, 2019, the Portfolio gained exposure to Indian equity securities, in whole or in part, through investments in a wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”) (collectively with the Portfolio, the “Fund”).

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains, and calculates the Index, which is a modified-market capitalization-weighted index of equity securities that are traded on the National Stock Exchange of India. The Index Provider screens each constituent of the Index to identify those securities that exhibit relatively high yield and high quality pursuant to the Index methodology. Eligible securities ranked in the top 90% based on a company’s trailing 12-month dividend yield are included in the Index. The Index Provider also calculates each security’s quality score by evaluating each security’s: (i) profitability, which is calculated using a company’s return on assets, change in asset turnover, and accruals; and (ii) leverage, which is calculated as the ratio of operating cash flow to total debt. Eligible securities ranked in the top 90% by quality are included in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2019, on a market price basis, the Fund returned 15.19%. On a net asset value (“NAV”) basis, the Fund returned 14.85%. During the same time period, the Blended—FTSE India Quality and Yield Select Index (Net) (a composite of the returns of the Previous Index through June 21, 2019, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 17.59%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and operating expenses the Fund incurred, the reconstitution from the Index change, and the effects from a switch from securities being held through the Subsidiary to directly in India.

During this same time period, the MSCI India Index (Net) (the “Benchmark Index”) returned 17.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities. The

Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the Indian equity market.

The performance of the Fund differed from the Benchmark Index in part because the Index utilizes a quality and yield selection and weighting methodology, whereas the Benchmark Index utilizes a market capitalization weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financials sector during the fiscal year ended October 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s allocation to and security selection within the health care and real estate sectors, respectively.

For the fiscal year ended October 31, 2019, the energy sector contributed most significantly to the Fund’s return, followed by the financials and consumer staples sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the utilities sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2019 included Reliance Industries Ltd., an energy company (portfolio average weight of 10.23%), and Hindustan Unilever Ltd., a consumer staples company (portfolio average weight of 5.90%). Positions that detracted most significantly from the Fund’s return included Sun Pharmaceutical Industries Ltd., a health care company (portfolio average weight of 2.30%), and Indiabulls Housing Finance Ltd., a financials company (portfolio average weight of 0.37%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2019
Financials	18.81
Information Technology	18.11
Energy	17.01
Consumer Staples	11.54
Consumer Discretionary	9.89
Materials	9.11
Health Care	5.25
Industrials	3.93
Communication Services	3.38
Sector Types Each Less Than 3%	2.76
Other Assets Less Liabilities	0.21

4

Invesco India ETF (PIN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2019
Security
Reliance Industries Ltd.	11.17
Housing Development Finance Corp. Ltd.	9.56
Infosys Ltd.	7.52
Tata Consultancy Services Ltd.	6.06
Hindustan Unilever Ltd.	4.56
Maruti Suzuki India Ltd.	2.71
ITC Ltd.	2.25
Bajaj Finance Ltd.	2.07
HCL Technologies Ltd.	1.86
Bharti Airtel Ltd.	1.82
Total	49.58
*	Excluding money market fund holdings, if any.

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - FTSE India Quality and Yield Select Index (Net)	17.59%	9.36%	30.77%	4.58%	25.11%	4.91%	61.50%	2.55%	34.16%
FTSE India Quality and Yield Select Index (Net)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MSCI India Index (Net)	17.46	8.22	26.74	3.92	21.17	4.96	62.28	2.52	33.58
Fund
NAV Return	14.85	7.52	24.29	3.22	17.19	3.34	38.85	0.86	10.55
Market Price Return	15.19	7.40	23.88	3.01	16.01	3.50	41.06	0.63	7.54

5

Invesco India ETF (PIN) (continued)

Fund Inception: March 5, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.82% includes the unitary management fee of 0.78% and other expenses of 0.04%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

“1 Year”, “3 Years”, “5 Years”, “10 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until March 18, 2019. The Blended-Index is comprised of the performance of the Previous Index from Fund inception through the conversion date, June 21, 2019, followed by the performance of the Index, starting from the conversion date through October 31, 2019.

6

Invesco India ETF (PIN)

October 31, 2019

Consolidated Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.79%(b)
Communication Services-3.38%
Bharti Airtel Ltd.	456,965	$2,411,140
Bharti Infratel Ltd.	239,494	640,530
Info Edge India Ltd.	16,997	615,622
Sun TV Network Ltd.	23,498	174,706
Tata Communications Ltd.	18,942	94,044
Zee Entertainment Enterprises Ltd.	147,756	542,872

		4,478,914

Consumer Discretionary-9.89%
Bajaj Auto Ltd.	24,191	1,107,543
Bharat Forge Ltd.	52,037	332,968
Bosch Ltd.	1,971	425,312
Eicher Motors Ltd.	3,728	1,184,598
Exide Industries Ltd.	57,003	155,188
Hero MotoCorp Ltd.	27,267	1,039,570
Mahindra & Mahindra Ltd.	162,135	1,386,275
Maruti Suzuki India Ltd.	33,666	3,588,034
Motherson Sumi Systems Ltd.	263,973	457,579
Page Industries Ltd.	1,368	496,656
Tata Motors Ltd.(c)	281,579	705,449
Tata Motors Ltd., Class A(c)	106,265	122,477
Titan Co. Ltd.	86,576	1,624,870
TVS Motor Co. Ltd.	31,864	218,622
Whirlpool of India Ltd.	8,509	263,258

		13,108,399

Consumer Staples-11.54%
Britannia Industries Ltd.	16,071	740,145
Colgate-Palmolive (India) Ltd.	18,190	397,299
Dabur India Ltd.	147,646	961,600
Emami Ltd.	30,442	140,410
Gillette India Ltd.	2,184	249,219
GlaxoSmithKline Consumer Healthcare Ltd.	2,819	366,341
Godrej Consumer Products Ltd.	102,620	1,071,141
Hindustan Unilever Ltd.	197,352	6,052,689
ITC Ltd.	819,766	2,977,815
Marico Ltd.	125,782	648,783
Nestle India Ltd.	6,450	1,359,225
United Breweries Ltd.	18,548	333,716

		15,298,383

Energy-17.01%
Bharat Petroleum Corp. Ltd.	278,037	2,064,245
Coal India Ltd.	404,212	1,182,795
Hindustan Petroleum Corp. Ltd.	169,840	778,816
Indian Oil Corp. Ltd.	591,515	1,224,248
Mangalore Refinery & Petrochemicals Ltd.	56,962	43,889
Oil & Natural Gas Corp. Ltd.	841,274	1,680,680
Oil India Ltd.	72,721	175,987
Petronet LNG Ltd.	146,285	590,678
Reliance Industries Ltd.	717,045	14,803,657

		22,544,995

Financials-18.81%
Bajaj Finance Ltd.	48,314	2,743,416
Bajaj Holdings & Investment Ltd.	7,442	385,033
Bandhan Bank Ltd.(d)	79,697	687,993

	Shares	Value
Financials-(continued)
Cholamandalam Investment and Finance Co., Ltd.	52,432	$225,462
Federal Bank Ltd.	409,352	483,636
HDFC Asset Management Co. Ltd.(d)	7,860	331,815
HDFC Life Insurance Co. Ltd.(d)	126,856	1,119,958
Housing Development Finance Corp. Ltd.	421,727	12,675,816
ICICI Lombard General Insurance Co. Ltd.(d)	51,005	965,610
ICICI Prudential Life Insurance Co., Ltd.(d)	85,181	613,019
Indiabulls Housing Finance Ltd.	91,117	265,468
L&T Finance Holdings Ltd.	134,097	180,740
LIC Housing Finance Ltd.	68,904	400,628
Mahindra & Mahindra Financial Services Ltd.	82,238	409,284
Muthoot Finance Ltd.	26,869	268,070
Power Finance Corp. Ltd.(c)	177,055	272,464
RBL Bank Ltd.(d)	87,983	384,661
REC Ltd.	183,215	361,115
SBI Life Insurance Co. Ltd.(d)	66,872	934,791
Shriram Transport Finance Co. Ltd.	46,751	750,514
Yes Bank Ltd.	477,544	473,984

		24,933,477

Health Care-5.25%
Alkem Laboratories Ltd.	11,286	317,869
Aurobindo Pharma Ltd.	73,860	489,267
Biocon Ltd.	79,328	275,243
Cadila Healthcare Ltd.	68,655	243,680
Cipla Ltd.	89,800	591,060
Divi’s Laboratories Ltd.	22,193	549,140
Dr Reddy’s Laboratories Ltd.	22,641	888,419
Glenmark Pharmaceuticals Ltd.	38,635	171,799
Lupin Ltd.	61,790	649,098
Piramal Enterprises Ltd.	25,645	608,939
Sun Pharmaceutical Industries Ltd.	304,951	1,863,359
Torrent Pharmaceuticals Ltd.	11,299	282,966
Wockhardt Ltd.(c)	8,304	33,618

		6,964,457

Industrials-3.93%
ABB India Ltd.	14,214	292,301
Adani Enterprises Ltd.	73,760	207,619
Ashok Leyland Ltd.	328,111	355,040
Bharat Electronics Ltd.	163,408	272,198
Cummins India Ltd.	18,590	142,566
GMR Infrastructure Ltd.(c)	402,432	117,730
Godrej Industries Ltd.	19,639	115,308
Havells India Ltd.	66,870	652,260
InterGlobe Aviation Ltd.(d)	26,777	549,990
Larsen & Toubro Ltd.	93,806	1,948,165
Siemens Ltd.	23,813	556,005

		5,209,182

Information Technology-18.11%
HCL Technologies Ltd.	150,480	2,466,851
Infosys Ltd.	1,031,118	9,966,826
Larsen & Toubro Infotech Ltd.(d)	7,915	192,143
Mphasis Ltd.	20,552	275,340
Oracle Financial Services Software Ltd.(c)	5,994	265,395

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.
7

Invesco India ETF (PIN)–(continued)

October 31, 2019

	Shares	Value
Information Technology-(continued)
Tata Consultancy Services Ltd.	250,930	$8,029,512
Tech Mahindra Ltd.	129,001	1,344,049
Wipro Ltd.	401,717	1,468,590

		24,008,706

Materials-9.11%
ACC Ltd.	12,593	278,398
Ambuja Cements Ltd.	215,775	615,424
Asian Paints Ltd	80,177	2,045,550
Berger Paints India Ltd.	64,945	482,495
Castrol India Ltd.	135,431	290,515
Dalmia Bharat Ltd.	12,788	146,002
Grasim Industries Ltd.	89,610	971,224
Hindalco Industries Ltd.	249,780	661,702
Hindustan Zinc Ltd.	65,410	196,104
Jindal Steel & Power Ltd.(c)	113,453	185,946
JSW Steel Ltd.	327,908	1,054,058
Kansai Nerolac Paints Ltd.	36,143	283,014
NMDC Ltd.	205,336	325,973
Pidilite Industries Ltd.	33,966	671,191
Shree Cement Ltd.	2,331	654,093
Steel Authority of India Ltd.	277,009	142,940
Tata Steel Ltd.	75,334	404,185
UltraTech Cement Ltd.	29,049	1,696,855
Vedanta Ltd.	464,203	970,897

		12,076,566

Real Estate-0.65%
DLF Ltd.	165,533	427,784
Embassy Office Parks REIT	36,000	209,644

	Shares		Value
Real Estate-(continued)
Hemisphere Properties India Ltd.(c)(e)		20,636	$47,074
Oberoi Realty Ltd.		24,589	175,728

			860,230

Utilities-2.11%
GAIL (India) Ltd.		304,180	589,029
JSW Energy Ltd.		106,464	102,143
NHPC Ltd.		673,654	223,194
NTPC Ltd.		661,670	1,141,828
Power Grid Corp. of India Ltd.		141,151	394,724
Tata Power Co., Ltd. (The)		264,532	221,162
Torrent Power Ltd.		32,232	127,308

			2,799,388

Total Common Stocks & Other Equity Interests (Cost $132,303,876)			132,282,697

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-0.00%(f)
Consumer Staples-0.00%
Britannia Industries Ltd., 8.00%, 08/28/2022 (Cost $7,447)	INR	534,750	7,806

TOTAL INVESTMENTS IN SECURITIES-99.79% (Cost $132,311,323)			132,290,503
OTHER ASSETS LESS LIABILITIES-0.21%			275,363

NET ASSETS-100.00%.			$132,565,866

Investment Abbreviations:

REIT-Real Estate Investment Trust

INR-Indian Rupee

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be India unless otherwise noted.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $5,779,980, which represented 4.36% of the Fund’s Net Assets.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.
8

Consolidated Statement of Assets and Liabilities

October 31, 2019

Invesco India ETF (PIN)
Assets:
Investments in securities, at value	$132,290,503
Foreign currencies, at value	381,960
Receivable for:
Dividends and interest	43,901

Total assets	132,716,364

Liabilities:
Due to custodian	46,538
Accrued unitary management fees	85,812
Accrued expenses	7,250
Accrued tax expenses	10,898

Total liabilities	150,498

Net Assets	$132,565,866

Net assets consist of:
Shares of beneficial interest	$109,779,271
Distributable earnings	22,786,595

Net Assets	$132,565,866

Shares outstanding (unlimited amount authorized, $ 0.01 par value)	5,250,000
Net asset value	$25.25

Market price	$25.12

Investments in securities, at cost	$132,311,323

Foreign currencies, at cost	$381,430

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

9

Consolidated Statement of Operations

For the year ended October 31, 2019

Invesco India ETF (PIN)

Investment income:
Unaffiliated interest income	$107
Unaffiliated dividend income	3,231,868
Affiliated dividend income	6,195
Foreign withholding tax	(5)

Total investment income	3,238,165

Expenses:
Unitary management fees	1,379,014
Proxy fees	7,250
Tax expenses	120,334

Total expenses	1,506,598

Less: Waivers	(564)

Net expenses	1,506,034

Net investment income	1,732,131

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,795,020)	68,035,548
Foreign currencies	(662,639)

Net realized gain	67,372,909

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $10,898)	(42,540,627)
Foreign currencies	10,802

Change in net unrealized appreciation (depreciation)	(42,529,825)

Net realized and unrealized gain	24,843,084

Net increase in net assets resulting from operations	$26,575,215

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.
10

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2019 and 2018

	Invesco India ETF (PIN)
	2019	2018
Operations:
Net investment income	$1,732,131	$3,131,735
Net realized gain	67,372,909	45,341,964
Change in net unrealized appreciation (depreciation)	(42,529,825)	(81,157,864)

Net increase (decrease) in net assets resulting from operations	26,575,215	(32,684,165)

Distributions to Shareholders from:
Distributable earnings	(2,408,350)	-

Shareholder Transactions:
Value of shares repurchased	(91,991,210)	(60,154,395)
Transaction fees	215,088	143,553

Net increase (decrease) in net assets resulting from share transactions	(91,776,122)	(60,010,842)

Net increase (decrease) in net assets	(67,609,257)	(92,695,007)

Net assets:
Beginning of year	200,175,123	292,870,130

End of year	$132,565,866	$200,175,123

Changes in Shares Outstanding:
Shares repurchased	(3,750,000)	(2,450,000)
Shares outstanding, beginning of year	9,000,000	11,450,000

Shares outstanding, end of year	5,250,000	9,000,000

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.
11

Consolidated Financial Highlights

Invesco India ETF (PIN)

	Years Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$22.24	$25.58	$20.79	$20.11	$22.47

Net investment income(a)	0.24	0.28	0.27	0.22	0.17
Net realized and unrealized gain (loss) on investments	3.02	(3.63)	4.76	0.67	(2.41)

Total from investment operations	3.26	(3.35)	5.03	0.89	(2.24)

Distributions to shareholders from:
Net investment income	(0.28)	-	(0.28)	(0.22)	(0.15)

Transaction fees(a)	0.03	0.01	0.04	0.01	0.03

Net asset value at end of year	$25.25	$22.24	$25.58	$20.79	$20.11

Market price at end of year(b)	$25.12	$22.06	$25.62	$20.76	$19.91

Net Asset Value Total Return(c)	14.85%	(13.06)%	24.52%	4.57%	(9.88)%
Market Price Total Return(c)	15.19%	(13.90)%	24.89%	5.47%	(11.21)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$132,566	$200,175	$292,870	$422,046	$474,687
Ratio to average net assets of:
Expenses	0.85%	0.82%	0.79%	0.80%	0.82%
Net investment income	0.98%	1.12%	1.22%	1.15%	0.78%
Portfolio turnover rate(d)	160%	27%	27%	39%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.
12

Notes to Consolidated Financial Statements

Invesco India Exchange-Traded Fund Trust

October 31, 2019

NOTE 1–Organization

Invesco India Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on August 3, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes Invesco India ETF (PIN), an exchange-traded index fund (the “Portfolio”). The Portfolio carries out its investment strategy by investing at least 90% of its total assets in securities that comprise the FTSE India Quality and Yield Select Index (the “Underlying Index”), as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on securities in the Underlying Index. Prior to March 25, 2019, the Portfolio invested substantially all of its assets in Invesco Mauritius PIN, a wholly-owned subsidiary organized in Mauritius (the “Subsidiary”) to gain exposure to Indian equity securities. Invesco Capital Management LLC (the “Adviser”) serves as the investment adviser to the Portfolio and, prior to March 25, 2019, both the Portfolio and the Subsidiary (collectively the “Fund”). Through such investment structure, the Fund historically sought to obtain benefits from a tax treaty between Mauritius and India (the “Tax Treaty”), and the Subsidiary was required to meet certain tests and conditions, including the establishment of Mauritius tax residence, in order to obtain such benefits. In response to amendments in the Tax Treaty between India and Mauritius, the Portfolio exercised its rights as the sole shareholder of the Subsidiary to transition all of its Indian securities out of the Subsidiary and as such all investments were liquidated on March 25, 2019. As a result, foreign taxes were incurred on short-term capital gains resulting from the sale of investment securities purchased after April 1, 2017, as a result of the amendments to the Tax Treaty. Although certain disclosures contained herein refer to the Fund, the Portfolio currently holds its investments in Indian securities directly.

The Fund’s shares (“Shares”) are listed on NYSE Arca, Inc. The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of its Underlying Index.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its consolidated financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value

13

debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund is traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to the Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for the Fund if it invests in non-U.S. securities, which may have lower trading volumes.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between the Fund and conventional ETFs.

Currency Risk. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing

14

the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Indian Securities Risk. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio or inhibit the Fund’s ability to track the Underlying Index. The Fund’s investment in securities of issuers located or operating in India as well as its ability to track the Underlying Index may be limited or prevented at times, due to the limits on foreign ownership imposed by the Reserve Bank of India.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Regulatory Risk. The Adviser is a qualified foreign portfolio investor (“FPI”) with the Securities and Exchange Board of India (“SEBI”), and the Subsidiary, prior to March 25, 2019, was registered as a sub-account with the SEBI in order to obtain certain benefits relating to the Fund’s ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make investments in India.

Small- and Mid-Capitalization Company Risk. The Fund invests in securities of small- and mid- capitalization companies, which involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. For the current period, the Fund is expected to be subject to a maximum effective rate of tax of 3% in Mauritius on its net dividend and interest income.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

D.

Country Determination - For the purposes of presentation in the Consolidated Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s consolidated financial statements as a tax return of capital at fiscal year-end.

F.

Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

On May 10, 2016, India and Mauritius signed a protocol amending their Tax Treaty. With this protocol, Mauritius entities are subject to a 15% short-term capital gains tax in India on the sale of shares of Indian resident companies purchased on or after April 1, 2017. The protocol grandfathers shares acquired on or before March 31, 2017, so that gains on these shares will remain exempt from taxation irrespective of their date of disposal. In addition, during a transition period from April 1, 2017 through March 31, 2019, the tax rate was limited to 50% of the domestic tax rate in India on such gains, subject to fulfillment of conditions in the Limitation of Benefits article of the Tax Treaty. Short-term gains arising on shares acquired on or after April 1, 2017, and transferred on or after April 1, 2019 were taxed fully in India as per the India tax laws. It is important to note that the amendments to the capital gains article in the protocol relates to the taxation of shares only and would not affect the taxation of other “securities.” In February 2018, an amendment to the India Income Tax Acts extended the scope of capital gain taxation to apply to gains on the transfer of long-term assets beginning on April 1, 2018. Securities acquired prior to February 1, 2018 will benefit from limited grandfathering in the form of a step-up in the cost basis of securities. Changes in the India tax law could reduce the return to the Fund on its investments and the return received by Fund shareholders.

G.

Expenses - The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund and, through March 25, 2019, the Subsidiary, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees,

16

distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The Subsidiary paid through March 25, 2019 for its distribution fees (if any), brokerage expenses, taxes, interest, litigation expenses and extraordinary expenses.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying consolidated financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.78% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund and, through March 25, 2019, the Subsidiary, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Further, effective April 11, 2019 through August 31, 2021, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2019, the Adviser waived fees of $564.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with FTSE International Ltd. (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. The trademark has been licensed to the Adviser for use by the Fund. The Fund is

17

entitled to use the Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund. The Fund is not a party to the licensing agreement.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.

Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$132,235,623	$-	$47,074	$132,282,697
Non-U.S. Dollar Denominated Bonds & Notes	-	7,806	-	7,806

Total Investments	$132,235,623	$7,806	$47,074	$132,290,503

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2019 and 2018:

	2019	2018
Ordinary income	$2,308,318	$-
Long-term capital gain	10,390,227	-

Tax Components of Net Assets at Fiscal Year-End:

Undistributed long-term capital gains	$ 28,743,405
Net unrealized appreciation (depreciation) – investments		(5,946,437)
Net unrealized appreciation (depreciation) – foreign currencies and foreign taxes		(10,373)
Shares of beneficial interest		109,779,271

Total net assets		$132,565,866

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2019.

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NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were $283,559,482 and $376,702,035, respectively.

    At October 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$8,513,406
Aggregate unrealized (depreciation) of investments	(14,459,843)

Net unrealized appreciation (depreciation) of investments	$(5,946,437)

Cost of investments for tax purposes is $138,236,940.

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of deemed distributions, foreign currency transactions and foreign tax reclasses, Shares of beneficial interest was increased by $10,290,195 and undistributed net investment income and undistributed net realized gain (loss) were decreased by $1,317,094 and $8,973,101, respectively. These reclassifications had no effect on the net assets of the Fund.

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the Fund’s unitary management fee, pays for such compensation for the Fund. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 9–Capital

Shares are issued and redeemed by the Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for the deposit or delivery of cash. The Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. However, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

    To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

    Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

    Transactions in the Fund’s Shares are disclosed in detail in the Consolidated Statement of Changes in Net Assets.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco India Exchange-Traded Fund Trust and Shareholders of Invesco India ETF

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco India ETF (constituting Invesco India Exchange-Traded Fund Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related consolidated statement of operations for the year ended October 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco India ETF (the “Fund”), you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2019 through October 31, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco India ETF (PIN)
Actual	$1,000.00	$987.50	0.81%	$4.06
Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.81	4.13

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Consolidated Financial Highlights.

21

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2019:

Qualified Dividend Income*	100%

Corporate Dividends-Received Deduction*	0%

Long-Term Capital Gains	$10,390,227

*  The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

22

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco India Exchange-Traded Fund Trust was held on August 19, 2019. The Meeting was held for the following purpose:

(1). To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	5,851,977.77	38,990.83
	Todd J. Barre	5,856,178.68	34,789.92
	Kevin M. Carome	5,850,910.92	40,057.68
	Edmund P. Giambastiani, Jr.	5,850,171.48	40,797.12
	Victoria J. Herget	5,854,175.94	36,792.66
	Marc M. Kole	5,843,940.65	47,027.95
	Yung Bong Lim	5,853,971.44	36,997.16
	Joanne Pace	5,855,686.05	35,282.55
	Gary R. Wicker	5,844,151.20	46,817.40
	Donald H. Wilson	5,845,327.85	45,640.75

23

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of October 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO, Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director, THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director, Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

24

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

25

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2008	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present);

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

26

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.		Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member, Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

27

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2008	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

28

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex over seen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.

29

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Principal Financial & Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

30

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
(2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present);; Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Director, Invesco Canada Holdings Inc. (2002-2019); Manager, Invesco Specialized Products, LLC (2018-2019); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

31

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

32

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PIN-AR-1	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2019.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a)	to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018
Audit Fees	$ 29,290	$ 29,290
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 13,149	$ 7,580
All Other Fees	$ 0	$ 0
Total Fees	$ 42,439	$ 36,870

(1)

Tax Fees for the fiscal year ended October 31, 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences. Tax Fees for the fiscal year ended October 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$ 662,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$690,000	$ 662,000

(1)    Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

(e)(1)	Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

	a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

	b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $ 3,294,000 for the fiscal year ended October 31, 2019 and $2,977,000 for the fiscal year ended October 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,997,149 for the fiscal year ended October 31, 2019 and $3,647,000 for the fiscal year ended October 31, 2018

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $34 million and non-audit services of approximately $21 million for the fiscal year ended 2019. The Audit Committee considered this information in evaluating PwC’s independence.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matters for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that four PwC Managers and two PwC Partners each held financial interests either directly or, in the case of the two PwC Partners, indirectly through their respective spouse’s equivalent brokerage account or spouse’s employee benefit plan, respectively, in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. With respect to the one PwC Partner, the financial interest was disposed of July 8, 2019. PwC noted, among other things, that during the time of its audit, or with respect to the one PwC Partner and three PwC Managers, until after it was disposed of or after they ceased providing services, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Registrant, the services provided by the PwC Manager were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates, or in the case of the two PwC Partners and three PwC Managers, the individuals either did not provide any audit services or did not provide services of any kind to the Registrant or its affiliates and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Invesco India Exchange-Traded Fund Trust

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date:	January 3, 2020

By:	/s/ Kelli Gallegos

Name:	Kelli Gallegos
Title:	Treasurer

Date:	January 3, 2020